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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: February 19, 2003
(Date of earliest event reported)

Commission File No. 333-101500

                    Banc of America Mortgage Securities, Inc.
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       Delaware                                           36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

            201 North Tryon Street, Charlotte, North Carolina, 28255
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                Address of principal executive offices (Zip Code)


                                 (704) 387-8239
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               Registrant's Telephone Number, including area code

________________________________________________________________________________
(Former name,former address and former fiscal year,if changed since last report)


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ITEM 5.    Other Events

           Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC and Lehman Brothers Inc. which are hereby filed pursuant to such letter.

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ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
       (99)                         Collateral Term Sheets
                                    prepared by Banc of America
                                    Securities LLC and Lehman Brothers
                                    Inc. in connection with Banc
                                    of America Mortgage Securities, Inc.,
                                    Mortgage Pass-Through Certificates,
                                    Series 2003-B

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BANC OF AMERICA MORTGAGE
                                          SECURITIES, INC.


February 19, 2003

                                          By:  /s/ Judy Lowman
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                                               Judy Lowman
                                               Vice President

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                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.         Description                                  Electronic (E)

   (99)             Collateral Terms Sheets                      E
                    prepared by Banc of America
                    Securities LLC and Lehman Brothers Inc.
                    in connection with Banc of America
                    Mortgage Securities, Inc., Mortgage Pass-
                    Through Certificates, Series 2003-B

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